Acquisition	9 Months Ended
Sep. 30, 2021
Acquisition [Abstract]
Acquisition
4. Acquisition
On July 1, 2021, the Company completed an acquisition of 100% of the equity of Dutch DNA Biotech B.V. (“Dutch DNA”), a company based in the Netherlands with a proprietary platform technology focused on the development of fungal strains and fermentation processes for the production of proteins and organic acids. Dutch DNA’s significant expertise and fungal strain assets for the large-scale production of proteins is expected to add a valuable set of tools to the Company’s Codebase and broader platform for cell programming.

The following table summarizes the preliminary acquisition date fair value of the consideration transferred for Dutch DNA (in thousands):

Cash	$11,451
Fair value of Class A common stock	15,087
Contingent consideration	8,760

Total Dutch DNA consideration	$35,298

The fair value of the Class A common stock issued as part of the consideration paid for Dutch DNA was determined using the then-most recently available third-party valuation of the Company’s common stock. The contingent consideration arrangement requires the Company to pay up to a maximum of $20.0 million to the seller upon the achievement of certain technical and commercial milestones by Dutch DNA pursuant to a Technical Development Agreement executed between the Company and Dutch DNA prior to the close of the acquisition. Refer to Note 5 for further discussion of the fair value of the contingent consideration liability.
The acquisition was accounted for in accordance with ASC 805,
Business Combinations
. Dutch DNA’s results of operations have been included in the Condensed Consolidated Statements of Operations and Comprehensive Loss since the date of acquisition, which were not material. The Dutch DNA acquisition does not represent a material business combination, and therefore pro forma financial information is not provided. The Company allocated the purchase price to the tangible and identifiable intangible assets acquired and liabilities assumed based on their respective estimated fair values on the acquisition date. The fair value of the intangible assets was determined using the replacement cost method which estimates the cost the Company would incur in rebuilding the technology. The excess purchase price consideration was recorded as goodwill and is made up of the future potential value of the acquired intellectual property and the assembled workforce. The Company incurred $0.6 million of acquisition-related costs which were included in general and administrative expenses in the Condensed Consolidated Statements of Operations and Comprehensive Loss.
The following table summarizes the preliminary acquisition date fair values of assets acquired and liabilities assumed as of the acquisition date (in thousands):

Cash	$387
Accounts receivable	149
Prepaid expenses and other current assets	170
Property, plant and equipment	234
Intangibles (1)	20,500
Goodwill (2)	15,177
Accounts payable	(194)
Accrued expenses and other current liabilities	(137)
Other non-current liabilities	(988)

Net assets acquired	$35,298

(1)	Estimated useful life of 15 years.
(2)	Non-deductible for tax purposes.